CUSIP No.	244331302	13D	Page	17	of	27 Pages
Exhibit 1
JOINT FILING AGREEMENT
     In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree that this Statement on Schedule 13D relating to the beneficial ownership of Common Stock, $0.001 par value per share, of Deerfield Capital Corporation is being filed with the Securities and Exchange Commission on behalf of each of them. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
Dated: January 18, 2011

COMMERCIAL INDUSTRIAL FINANCE CORP.
By:	/s/ Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

CIFC PARENT HOLDINGS LLC
By:	/s/ Peter Gleysteen
	Name:	Peter Gleysteen
	Title:	Chief Executive Officer

CHARLESBANK CIFC HOLDINGS, LLC By: Charlesbank Equity Fund V, Limited Partnership, its Managing Member

By: Charlesbank Equity Fund V GP, Limited Partnership, its General Partner

By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK EQUITY FUND V, LIMITED PARTNERSHIP By: Charlesbank Equity Fund V GP, Limited Partnership, its General Partner

By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CUSIP No.	244331302	13D	Page	18	of	27 Pages

CHARLESBANK EQUITY FUND VI, LIMITED PARTNERSHIP By: Charlesbank Equity Fund VI GP, Limited Partnership, its General Partner

By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CB OFFSHORE EQUITY FUND VI, L.P. By: Charlesbank Equity Fund VI GP, Limited Partnership, its Managing General Partner

By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK COINVESTMENT PARTNERS, LIMITED PARTNERSHIP By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK EQUITY COINVESTMENT FUND VI, LIMITED PARTNERSHIP By: Charlesbank Equity Coinvestment Fund VI GP, Limited Partnership, its General Partner

By: Charlesbank Capital Partners, LLC, its General Partner

By:	/s/ Tami E. Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel

CHARLESBANK CAPITAL PARTNERS, LLC
By:	/s/ Tami E.Nason
	Name:	Tami E. Nason
	Title:	Senior Vice President and General Counsel